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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SPATIALIZER AUDIO LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 23, 2004

Dear Stockholder:

      On behalf of the Board of Directors (the “Board”), I cordially invite you to the annual meeting of the stockholders (the “Annual Meeting”) of Spatializer Audio Laboratories, Inc. (the “Company”) which will be held on Friday, June 11, 2004 at 1:30 p.m. at the Company’s Executive Office, located at the J.D. Power Building, 2625 Hampshire Road, Suite 330 in Westlake Village, California 91361. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

      At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

(1) The nomination and election of Gilbert N. Segel to serve as a Director of the Company until the Annual Meeting of Stockholders to be held in 2006; and

The nomination and election of James G. Pace to serve as a Director of the Company until the Annual Meeting of Stockholders to be held in 2007; and

(2) To ratify the selection of Farber & Hass LLP as independent auditors of the Company for its fiscal year ending December 31, 2004; and

(3) Such other matters as properly be presented at the Annual Meeting or any adjournment or postponement thereof.

      The Board has approved and recommends that the stockholders vote FOR the Directors nominated by the Board.

      At the Annual Meeting, each holder of record of shares of common stock, par value $0.01 per share (“Common Stock”) as of April 23, 2004, the record date (the “Record Date”) will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. In accordance with Article II, Section 3 of the Bylaws of the Company, the Directors being elected will need to receive a majority of the votes cast.

      The qualifications of the nominees for Director of the Company, independent auditors and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

      I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely,

SPATIALIZER AUDIO LABORATORIES, INC.

HENRY R. MANDELL
Chairman of the Board and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS June 11, 2004
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2
Summary Compensation Table
TEN-YEAR OPTION/SAR REPRICINGS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      Notice is hereby given that Spatializer Audio Laboratories, Inc. (the “Company”) will hold its Annual Meeting of Stockholders on Friday, June 11, 2004 at 1:30 p.m., at the Company’s Executive Office, located at the J.D. Power Building, 2625 Hampshire Road, Suite 330 in Westlake Village, California 91361, for the following purposes:

      To elect one (1) Director of the Company to serve until the Annual Meeting of Stockholders to be held in 2006 and one (1) Director to serve until the Annual Meeting of Stockholders to be held in 2007; and

      To ratify the selection of Farber & Hass LLP as independent auditors of the Company for its fiscal year ending December 31, 2004; and

      To act upon other matters that may properly come before the Annual Meeting.

      The Board of Directors has fixed April 23, 2004 as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

      At the Annual Meeting, each share of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. The election of the Directors require that each nominee receive a majority of the votes cast.

      Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the Annual Meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope.

By Order of the Board of Directors

HENRY R. MANDELL
Chairman of the Board and
Chief Executive Officer

DATED: April 23, 2004

The Board has approved and recommends that the stockholders vote for the Directors nominated by the Board.

The Board has approved and recommends that the stockholders vote for the ratification of Farber & Hass LLP to serve as independent auditors.

It is important that all stockholders vote. We urge you to sign and return the enclosed proxy whether or not you plan to attend the Annual Meeting. The proxy may be revoked at any time prior to its exercise. In order to facilitate the providing of adequate accommodations, please indicate on the proxy whether you plan to attend the Annual Meeting.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 11, 2004

       The accompanying proxy is solicited by the Board of Directors of Spatializer Audio Laboratories, Inc. (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Friday, June 11, 2004 at 1:30 p.m., at the Company’s Executive Office, located at the J.D. Power Building, 2625 Hampshire Road, Suite 330 in Westlake Village, California 91361, and at any adjournments or postponements of the Annual Meeting. This proxy statement and accompanying proxy will be mailed beginning on or about April 23, 2004, to give holders of record of the Company’s Common Stock on April 23, 2004, the Record Date, an opportunity to vote at the Annual Meeting on the following matters:

The nomination and election of Gilbert N. Segel to serve as a Director of the Company until the Annual Meeting of Stockholders to be held in 2006; and

The nomination and election of James G. Pace to serve as a Director of the Company until the Annual Meeting of Stockholders to be held in 2007; and

To ratify the selection of Farber & Hass LLP as independent auditors of the Company for its fiscal year ending December 31, 2004; and

To act upon other matters that may properly come before the meeting.

Voting

      In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy, signing and dating the proxy and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for Director and ratification of the auditors at their discretion on any other matters that may properly come before the Annual Meeting. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals. Therefore, a failure by a stockholder to return a proxy and indicate their vote concerning the Directors nominated and auditors will, in effect, be treated as a non-vote, since shares cannot be counted as a “FOR” vote if a proxy is not returned.

      The Board of Directors recommends voting “FOR” the election of the persons nominated as directors of the company.

      The Board of Directors recommends voting “FOR” the ratification of Farber & Hass LLP to serve as independent auditors.

      A stockholder has the right to appoint a person (who need not be a stockholder) to attend and act on his behalf at the meeting. Such person need not be designated in the accompanying form of proxy. To exercise this right, the stockholder may insert the name of the desired person in the blank space provided in the proxy and strike out the other name or may submit another proxy.

      The shares represented by proxies in favor of management will be voted on any ballot (subject to any restrictions they may contain) in favor of the matters described in the proxy.

Revocability of Proxies

      Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the corporate offices of the Company located at 1754 Technology Drive, Suite 125, San Jose, California 95110 or at Computershare Investor Services, 2 North LaSalle Street, Chicago, IL 60690-1689 (the “Transfer Agent”) at any time and up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Outstanding Stock

      Holders of record of Common Stock at the close of business on April 23, 2004, the Record Date, will be entitled to receive notice of and vote at the meeting. Currently, the Company is authorized to issue 65,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value of $.01 US per share (“Preferred Stock”). On the Record Date, there were 47,015,865 shares of Common Stock and 102,772 shares of Preferred Stock issued and outstanding. The holders of Common Stock are entitled to one (1) vote for each share held. The holders of Preferred Stock are not entitled to vote on any matters.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information (except as otherwise indicated by footnote) as to shares of Common Stock owned as of April 12, 2004 or which can be acquired in sixty (60) days, by (i) each person known by management to beneficially own more than five percent (5%) of the Company’s outstanding Common Stock, (ii) each of the Company’s Directors, and officers, (iii) all executive officers and Directors as a group. On April 23, 2004 there were 47,015,865 shares of Common Stock outstanding.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Class

Directors and Officers(1)
Carlo Civelli(2)(3)	3,970,958	8.5%
Henry Mandell(3)(4)	2,151,571	4.6%
James D. Pace(3)	448,898	1.0%
Gilbert N. Segel(3)	438,100	*
All directors and executive officers as a group (4 persons)(3)(5)	7,009,527	14.9%

*	Indicates that the percentage of shares beneficially owned does not exceed one percent (1%) of the class.

(1)	Each of the Directors and officers named can be reached at the Company’s corporate offices located at 1754 Technology Drive, Suite 125, San Jose, California 95110, except for Carlo Civelli, whose address is Gerberstrasse 5, 8023 Zurich, Switzerland. The persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)	Carlo Civelli controls Clarion Finanz AG, a non-reporting investment company. Holdings of Mr. Civelli and Clarion Finanz AG are combined, and include all shares of the Company held of record or beneficially by them, and all additional shares over which he either currently exercises full or partial control, without duplication through attribution.

(3)	Includes 50,000 vested options granted to each Director on June 14, 2003, and exercisable at $0.07 per share and 100,000 vested options on November 12, 2003.

(4)	Includes 1,500,000 options held by Mr. Mandell, all of which are vested and are exercisable at various prices from $0.05 to $0.55. This includes vested options granted on November 12, 2003, and exercisable at $0.05 per share, relating to the extension of Mr. Mandell’s employment agreement. The options have varying expiration dates of which the final such expiration date is November 12, 2008.

Solicitation

      The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by Directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

      Your vote is important. Please return your marked proxy promptly so your shares can be represented, even if you plan to attend the annual meeting in person.

PROPOSAL 1

Nomination and Election of Directors

      The Company has a classified Board of Directors currently fixed at five (5) members. Our Board of Directors is currently divided into three (3) classes of Directors, with two (2) Directors in one class (“Class I”), two (2) Directors in a separate class (“Class II”) and one (1) Director in a third separate class (“Class III”), with one (1) class elected each year at our Annual Meeting for a three (3) year term.

      At this Annual Meeting, the Board intends to nominate Mr. Segel as a Class I Director to fill a prior vacancy for a remaining two (2) year term expiring in 2006. Prior to the Annual Meeting, Mr. Segel will tender his resignation as a Class II Director. Further, the Board intends to nominate Mr. Pace for a three (3) year term expiring in 2007. The Company currently has four (4) Directors, with the terms of James G. Pace and Gilbert N. Segel expiring in 2004. Assuming Mr. Pace and Mr. Segel are re-elected, the Board will consist of four (4) directors with the terms of two (2) directors expiring in 2006 and the term of one (1) director expiring in each of 2005 and 2007.

      The elected Directors will continue in office until their successor is elected and has been qualified, or until their earlier death, resignation or removal. The Bylaws state that in any election of more than one Director, the persons receiving a plurality of the votes cast, up to the number of Directors to be elected in such election, shall be deemed to be elected. Shares represented by proxies marked “withhold authority” for the nominee will be counted as a negative vote.

      The Board of Directors recommends a vote “FOR” Mr. Segel and a vote “FOR” Mr. Pace.

      The following table sets forth certain information with respect to the Directors and executive officers of the Company as of April 23, 2004. As described above, Gilbert Segel, whose term ends in 2004, is to be considered for election to the Board of Directors as a Class I Director, with a term expiring in 2006. Mr. Pace, whose term ends in 2004, is to be considered for election to the Board of Directors as a Class II Director, with a term expiring in 2007.

Name	Age	Position

Directors with Terms Ending 2004:
James D. Pace (nominee for re-election)	48	Director — 2/95 to date. Member of Compensation Committee — 2/95 to date.
Gilbert N. Segel (nominee for re- election)	71	Director — 5/95 to date. Member of Audit and Compensation Committee — 5/95 to date.
Directors with Terms Ending in 2005:
Carlo Civelli	55	Director — 3/93 to date.
Director with Term Ending in 2006:
Henry R. Mandell	47	Chairman of the Board and Chief Executive Officer — 2/00 to date. Secretary — 9/98 to date. Chief Financial Officer — 3/98 to date.

      Henry R. Mandell. Chairman and Chief Executive Officer since February 2000. Interim Chief Executive Office from September 1998 to February 2000. Secretary since September 1998; Chief Financial Officer since March 1998; Senior Vice President, Finance from March 1998 until September 1998. Executive Vice President and Chief Financial Officer of The Sirena Apparel Group, Inc. from November 1990 to January, 1998 (The Sirena Apparel Group filed for protection under Chapter 11 of the Bankruptcy Code in June of 1999). Senior Vice President of Finance and Administration for Media Home Entertainment, Inc. from April 1985 to November 1990. Director of Finance and Accounting for Oak Media Corporation from June 1982 to April 1985. Senior Corporate Auditor for Twentieth Century Fox Film Corporation from June 1981 to June 1982. Mr. Mandell was a Senior Auditor for Arthur Young and Company from August 1978 to June 1981, where he qualified as a Certified Public Accountant.

      James D. Pace. Director since February 1995. Director of Desper Products, Inc., our wholly owned subsidiary (“DPI”) since July 1992. For more than the last eighteen years, Mr. Pace has specialized in the introduction and distribution of new technologies into the professional recording and film industries. He has broad experience in various audio industries, including audio for DVD.

      Gilbert N. Segel. Director since May 1995. Mr. Segel has spent more than thirty years as an independent business manager representing musical artists, film actors and entertainment industry entrepreneurs. Since 1985, he has concentrated on his personal investments and serves as a director of various private business and charitable enterprises.

      Carlo Civelli. Director since March 1993. Previously, Mr. Civelli was our VP Finance — Europe from August 1991 to March 1995. Has extensive experience in financing emerging public companies and has been instrumental in funding approximately 50 new ventures of the past 20 years which include Breakwater Resources, Callinan Mines, Granges Exploration, Namibian Minerals, Napier International Tech, Norst Interactive, DRC Resources, DMX Digital Music. Managing Director of Clarion Finanz AG, Zurich, Switzerland, for more than the last ten years. Director and Financial Consultant to Clarion Finanz AG.

Compensation of Directors

      None of the Company’s Directors received any cash compensation or other arrangements for services provided in their capacity as Directors. However, the Company has granted stock options to Directors in that capacity. Under the 1995 Stock Option Plan, each Director, who is not an employee of the Company, is entitled to an automatic annual grant of an option to purchase 50,000 shares of Common Stock which are granted as options and are available for grant under the 1995 Stock Option Plan (“Plan”). Employee Directors may receive such a grant at the discretion of the Board of Directors. In accordance with the Plan, the Company issued such options to its employee and non-employee directors on June 14, 2003 at an exercise price of $0.07. In November 2003, each director who had achieved five (5) years of service on the Board of Directors, which included all directors, were each issued an additional 100,000 vested options exercisable at $0.05. All options granted in 2003 were at the closing share price on the date of grant.

Activities of the Board of Directors and Its Committees

      Members of the Board of Directors are elected by the holders of the Common Stock of the Company and represent the interests of all stockholders. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors delegates many matters to others, it reserves certain powers and functions to itself.

      During 2003, the Board of Directors of the Company, which consisted of four (4) members, had one formal meeting and took various actions by written consent. Except for Carlo Civelli (who missed the meetings because of time and travel conflicts but was advised and consented telephonically to the actions and discussions at each meeting), all incumbent Directors of the Company were present, in person or by teleconference at, or participated in taking actions for, one hundred percent (100%) of the meetings of the Board of Directors of the Company and the Committees on which he served.

Committees of the Board of Directors

      As of April 23, 2004, standing committees of the Board of Directors of the Company included a Special Committee, an Audit Committee and a Compensation and Stock Option Committee.

Special Committee

      In November of 2002, the Board of Directors created a Special Committee to review certain strategic opportunities as they arise and to obtain additional information regarding such opportunities for consideration and evaluation by the Board of Directors. The Special Committee consisted of Messrs. Mandell, Pace and Segel. The Special Committee had four (4) quarterly meetings, either telephonic meetings or discussions in connection with strategic business matters in 2003.

Audit Committee

      In 2003, the Audit Committee of the Company’s Board of Directors consisted of Mr. Segel who is a non-employee Director. Mr. Mandell also participates as an ex-officio member. Mr. Segel is considered independent, as defined in the NASD listing standards, and meets the criteria for independence set forth in the rules promulgated under the Securities Exchange Act of 1934, as amended. This committee is directed to review the scope, cost and results of the independent audit of the Company’s books and records, the results of the annual audit and quarterly reviews of the Company’s financial statements with management and the internal auditors and the adequacy of the Company’s accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company’s independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Audit Committee of the Board of Directors held two formal meetings during fiscal 2003 and had either telephonic meetings or discussions in connection with each of the quarterly interim filings.

Nominating Committee

      The Board of Directors does not maintain a Nominating Committee, due to the small size of the Board and the resultant committee demands placed on individual directors. In most cases, directors already serve on multiple committees. Thus, the Board of Directors as a whole is responsible for, among other things, identifying, reviewing and evaluating candidates to serve as directors of the Company, reviewing, evaluating and considering incumbent directors, recommending candidates for election to the board of directors, making recommendations regarding the membership of the committees of the Board of Directors and assessing the performance of individual members of the Board of Directors. This evaluation may also be performed in conjunction with outside counsel. Three (3) of the four (4) directors are considered independent.

      The Board of Directors has not established any specific minimum qualifications that must be met for recommendation for a position on the Board of Directors. Instead, in considering candidates for director, the Board of Directors will generally consider all relevant factors, including among others the candidate’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate’s reputation for personal integrity and ethics and the candidate’s ability to exercise sound business judgment. Other relevant factors, including diversity, age and skills, will also be considered. Candidates for director are reviewed in the context of the existing membership of the Board of Directors (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

      The Board of Directors uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms). In addition, the Board of Directors also considers potential director candidates recommended by stockholders or major customers. All potential director candidates are evaluated based on the factors set forth above, and to date the Board of Directors has established no special procedure for the consideration of director candidates recommended by stockholders.

      Stockholders who wish to recommend individuals for consideration by the Board of Directors to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Chairman of the Board at the following address: 1754 Technology Drive, Suite 125, San Jose, California 95110 at least one hundred twenty (120) days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. The deadline for nominating a director for the 2005 Annual Meeting of Stockholders is February 12, 2005. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company’s Common Stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Compensation and Stock Committee

      The Compensation and Stock Option Committee of the Company (the “Compensation Committee”) currently consists of Messrs. Pace and Segel, each of whom is a non-employee Director of the Company and a “disinterested person” with respect to the plans administered by such committee, as such term is defined in Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for senior officers and employees of the Company. Except for plans that are, in accordance with their terms or as required by law, administered by the Board of Directors or another particularly designated group, the Compensation Committee also administers and implements all of the Company’s stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Compensation Committee held two meetings in 2003. To the extent required by law, a separate committee of disinterested parties administers the 1996 Incentive Plan. No Compensation Committee interlock relationships existed in 2003.

Code of Ethics

      The Company has adopted a Code of Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, our Chief Financial Officer and other senior financial officers. Our

Code of Ethics will be posted on our website, www.spatializer.com, under the heading “Code of Ethics”. We intend to disclose on our website any amendment to, or waiver of, a provision of the Code of Ethics that applies to our Chief Executive Officer, our Chief Financial Officer or any other senior financial officers. A copy of our Code of Ethics may be obtained free of charge upon written request of our Corporate Office at 1754 Technology Drive, Suite 125, San Jose, California 95110, or by email to investor@spatializer.com.

Stockholder Communications with the Board of Directors

      The Board of Directors will consider recommendations for Board nominees and proposals submitted by the Company’s stockholders. Historically, the Company has not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders may address any concerns they have to the Board by writing the Company’s Chairman of the Board at the Corporate Office at 1754 Technology Drive, Suite 125, San Jose, California 95110, or by email to investor@spatializer.com. The Company believes its responsiveness to stockholder communications to the Board of Directors has been excellent. However, the Board of Directors will consider, from time to time, whether adoption of a formal process for stockholder communications with the Board has become necessary or appropriate.

REPORT OF THE AUDIT COMMITTEE

      Neither the following report of the Audit Committee nor any other information included in this proxy statement pursuant to Item 7(d)(3) of Schedule 14A promulgated under the Securities Exchange Act of 1934 or pursuant to Rule 306 of Regulation S-K constitutes “soliciting material” and none of such information should be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

      The Audit Committee has a written charter, a copy of which is reproduced as Appendix A to this proxy statement.

      The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended December 31, 2003 and the quarterly financial statements of the Company (which were subject to review in accordance with the rules promulgated under the Securities Exchange Act of 1934).

      The Audit Committee has discussed with Farber & Hass LLP (“F&H”) the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380). Additionally, the Audit Committee has received from F&H the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees). The Audit Committee also has discussed with F&H matters relating to their independence.

      Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Submitted by the Audit Committee of the
Company’s Board of Directors,

Gilbert N. Segel

PROPOSAL 2

Ratification of Selection of Independent Auditors

      The Board of Directors has selected Farber & Hass LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Farber & Hass LLP has audited the Company’s financial statements since 1999. Representatives of Farber & Hass LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of Farber & Hass LLP as the Company’s independent auditors is not required by the Company’s Amended and Restated Bylaws or otherwise. However, the Board of Directors is submitting the selection of Farber & Hass LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Farber & Hass LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Shares represented by executed proxies will be voted, if no abstention or vote against is marked, for the ratification of Farber & Hass LLP as the Company’s independent auditors.

Independent Auditor Fee Information

      The following summarizes the fees paid to Farber & Hass LLP for the years ended December 31, 2003 and 2002:

	December 31,

	2003	2002

Audit Fees(1)	$27,500	$23,600
Tax Fees(2)	6,250	6,250
All Other Fees(3)	—	19,812

Total Fees	$33,750	$49,662

(1)	Audit Fees were for services associated with the annual audit, the reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.

(2)	Tax Fees are for services in connection with tax compliance, tax planning and tax advice.

(3)	Other Fees relates to review and assistance of the Company’s S-1 Registration Statement filed in the year December 31, 2002.

      The Audit Committee has not adopted policies and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent auditor, Farber & Hass LLP, however, the charter of the Audit Committee requires that the Audit Committee pre-approve the engagement of the auditor to perform all proposed audit, review and attest services, as well as engagements to perform any proposed permissible non-audit services. The pre-approval of services has been delegated to the Company’s Chief Financial Officer, but the decision must be reported to the Audit Committee and ratified at its next scheduled meeting. One hundred percent of the auditors’ fees were pre-approved by the Audit Committee during the last fiscal year.

Financial Information Systems Design and Implementation Fees

      The Company was not billed any fees for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Farber & Hass LLP for the fiscal year ended December 31, 2003.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Indemnification of Directors and Executive Officers

      The Company’s Certificate of Incorporation, as amended, and its Amended and Restated Bylaws provide that the Company will indemnify any officer or Director of the Company who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against expenses (including, but not limited to, attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by Delaware law and any other applicable law as from time to time in effect.

Executive Compensation

      The following table sets forth separately, for the last three complete fiscal years, each component of compensation paid or awarded to, or earned by, the Chief Executive Officer of the Company. There were no other executive officers who were serving as executive officers at December 31, 2003 who had annual income of at least $100,000 in 2003.

Summary Compensation Table

							Long Term Compensation

							Awards(8)(9)(10)

							Securities
							Under			Payouts
							Options/SARs		Restricted
		Annual Compensation					Granted(#)		Stock
							(Declined)		Awards	LTIP
Name and Principal Position	Year	Salary	Bonus		Other		(#)(5)(7)		($)	Payouts

Henry R. Mandell(1)	12/03	$214,200	N/A				400,000	(11)	N/A	N/A
Chief Executive Officer	12/02	$214,200	20,000	(2)	$43,189	(2)(8)	550,000		N/A	N/A
						(9)(10)	(250,000	)(3)(4)(6)
	12/01	$210,000	N/A		N/A		300,000		N/A	N/A
							(500,000	)(3)(4)
	12/00	$200,000	$20,000		$9,000		—		N/A	N/A

(1)	Mr. Mandell became an employee of the Company in March 1998. He became Interim Chief Executive Officer of the Company on September 25, 1998, concurrent with the effective date of Mr. Gershick’s resignation as President and Chief Executive Officer. He became Chairman and Chief Executive Officer in February 2000, with his current base salary in 2004 set at $214,200 and an entitlement to a bonus, as granted by the Compensation Committee equal to five percent (5%) of the Company’s income after taxes (not to exceed $100,000). Mr. Mandell does not receive any other cash compensation but did receive reimbursement for expenses and benefits on the same terms as other employees.

(2)	Reflects annual base salary and option and equity transactions to date. Reflects a $20,000 bonus granted and accrued on December 29, 2002 to Mr. Mandell, but paid in 2003 in recognition of his contributions in 2002.

(3)	Amounts in parenthesis reflect options that were declined in the specified year.

(4)	Excludes options to acquire 500,000 shares of Common Stock of the Company granted prior to 1999 of which 150,000 options are exercisable at $0.5000 per share, 100,000 options were exercisable at $0.125 per share and expired in March 2003 without exercise and 250,000 options were exercisable at $1.00 per share but were declined in 2001. See Note 7.

(5)	Of the options shown: 50,000 were granted in 2002 and 50,000 were granted in 2001 to Mr. Mandell in his capacity as a Director; 500,000 granted prior to the date of his employment contract were treated as having been fully vested at November 12, 1999 and at that time he was granted options to acquire 750,000 additional shares (250,000 shares exercisable at $0.50 and immediately vested; 250,000 shares exercisable at $0.55 to vest on November 12, 2000; and 250,000 shares exercisable at $0.75 to vest on November 12, 2001). See Note 7.

(6)	In January 2001, Mr. Mandell was granted vested options to acquire 250,000 shares at an exercise price of $0.22 per share (the “January 2001 Options”). In January 2002, he declined these options in connection with the one (1) year extension of his employment agreement to November 2002. See Note 7.

(7)	In connection with the negotiation of the one (1) year extension to his employment agreement to November 2002, Mr. Mandell declined the January 2001 Options as well as 500,000 options (250,000 options exercisable at $0.75 a share and 250,000 exercisable at $1.00, both effective as of November 12, 2001). He also was entitled to a grant of 500,000 options at the June 2002 Annual Meeting if he was still employed. Those options were granted on June 14, 2002 exercisable at $0.12. Options to acquire 100,000 shares expired in March 2003 and, as a result, as of the date hereof, Mr. Mandell holds options to acquire 1,250,000 shares.

(8)	For 1999 and 2002, the Summary Compensation Table reflects the value of compensation in connection with certain restricted shares of Common Stock held in escrow to be released over time, assuming continued service with the Company (“Performance Shares”) as “Other” compensation valued in 1999 on the date of the delivery of the shares released from escrow to Mr. Mandell. It does not reflect compensation in connection with Performance Shares in 2000 and 2001 because the Performance Shares were declined.

(9)	Mr. Mandell was allocated 843,144 Performance Shares in 1999 (including 168,628 Performance Shares transferred from Steven Gershick, the former Chief Executive Officer of the Company, to Mr. Mandell), and $34,000 compensation was recorded in 1999 for the 168,628 Performance Shares transferred to him in that year. During 2000 and 2001, 168,628 and 252,944 Performance Shares, respectively, were released from escrow and he declined ownership in these shares.

(10)	In connection with the extension of the employment agreement described in Note 7 above, Mr. Mandell declined 252,944 Performance Shares released from escrow in 2001 (but transfer to treasury has not been completed). He was subsequently allocated 425,000 Performance Shares and the 252,944 Performance Shares eligible for release from escrow on June 22, 2002. As a result, as of the date hereof, Mr. Mandell holds 846,572 Performance Shares consisting of 168,628 Performance Shares transferred directly from Mr. Gershick; 425,000 Performance Shares allocated on January 2, 2002 and 252,944 Performance Shares released from escrow in June 2002. He is not entitled to either the reissuance of the 2001 Performance Shares, or any other Performance Shares which remain unallocated. The Board of Directors, in its sole discretion, could elect to grant additional Performance Shares to him, but has not presently indicated any intention to do so. Mr. Mandell holds an additional 10,000 shares of Common Stock purchased in the open market.

(11)	Reflects 50,000 Directors option granted annually at the Annual Meeting of Stockholders to each Director, exercisable at $0.07, an additional 100,000 options granted for five (5) year Board service, exercisable at $0.05, and 250,000 options at $0.05 granted in conjunction with the extension of Mr. Mandell’s employment contract.

Option/ Stock Appreciation Right (“SAR”) Grants During the

Most Recently Completed Fiscal Year

      The following table presented in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Regulations thereunder sets forth stock options granted under the Company’s Stock Option Plan (“the Stock Option Plan”) during the most recently completed financial year to each of the Named Executive Officers:

							Potential Realizable
	Individual Grants						Value at Assumed
							Annual Rates of
		% of Total					Stock Price
	Securities	Options/SARs					Appreciation for
	Under	Granted to	Exercise or				Option Term
	Options/SARs	Employees in	Base Price
	Granted	Fiscal Year	($/Security)		Expiration Date		5%	10%

Henry R. Mandell	400,000(1)(4)	53.0%	$0.053	(2)(3)	November 2008	(1)	$35,156	$49,862
All Other Directors	450,000(1)(4)	N/A	$0.057	(4)	November 2008	(1)	$37,500	$54,220

(1)	All options will be exercisable by June and November 2008.

(2)	Market Price on the date of the Annual Meeting of Stockholders, the date of grant.

(3)	Market Price on date of the Amendment to Mr. Mandell’s employment agreement which was entered on November 12, 2003.

(4)	Reflects 50,000 Directors option granted annually at the Annual Meeting of Stockholders to each director exercisable at $0.07 and an additional 100,000 options for five (5) year Board service, exercisable $0.05.

Aggregated Options/ SAR Exercises in Last Financial Year

and Fiscal Year-End Option/ SAR Values

      The following table (presented in accordance with the Exchange Act and the Regulations) sets forth details of all exercises of stock options/ SARs granted during the year ended December 31, 2003 by each of the Named Executive Officers and the fiscal year-end value of unexercised options/ SARs on an aggregated basis:

Value of Unexercised
	Securities		Unexercised		In-the-Money Options/SARs
	Acquired on	Aggregate	Options/SARs at		at Fiscal Year-End($)
Name	Exercise	Value Realized	Fiscal Year-End		Exercisable/Unexercisable

Henry R. Mandell	N/A	N/A	1,500,000	(1)(2)	$23,000(3)/$23,000

(1)	Includes 250,000 options which expired in March 2003 without exercise.

(2)	Reflects 550,000 options granted at a weighted-average exercise price of $0.053

(3)	Calculated at a weighted-average exercise price of $0.053

Equity Compensation Plan Information

Number of securities
remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,035,000 (1)	$0.18 (1)	1,666,587
Equity compensation plans not approved by security holders	0	0	0
Total

(1)	Represents options to acquire the Company’s Common Stock under the Company’s 1995 Stock Option Plan and 1996 Incentive Plan approved by the Company’s stockholders in 1995 and 1996, respectively. The 1995 Plan authorizes grants of options to purchase authorized but unissued Common Stock in an amount of up to ten percent (10%) of total common shares outstanding at each calendar quarter or, 4,701,587 as of December 31, 2003. Stock options are granted with an exercise price equal to the stock’s fair market value at the date of grant. Stock options have five-year terms and vest and become fully exercisable as determined by the Compensation Committee on date of grant. The 1996 Plan supplements the 1995 Plan by allowing for stock appreciation, incentive shares and similar accruals aggregating not more than the equivalent of 500,000 shares and the regrant of any Performance Shares that become available for regrant.

TEN-YEAR OPTION/ SAR REPRICINGS

      During the year ended December 31, 2003 there were no repricings of stock options/ SARs held by the only Named Executive Officer.

Employment Agreements

      Effective November 12, 2003, the Company and Mr. Mandell agreed to a one (1) year extension of his three (3) year employment agreement originally entered into in November 1999. In accordance with the termination and renewal provisions of his employment agreement, unless sooner terminated, the term now extends to November 2005. In 2001, Mr. Mandell’s salary was set at $210,000 and he declined any bonus. Under his employment agreement, Mr. Mandell is entitled to an annual bonus, as set by the Compensation Committee, equal to five percent (5%) of the Company’s income after taxes. He is also entitled to reimbursement for reasonable travel and housing expenses while away from the Westlake Village, CA executive offices on Company business and is entitled to one year severance in the event of a change of control transaction, or six (6) months for any other reason.

      In connection with the 1999 employment agreement, 500,000 options previously granted to Mr. Mandell were treated as having been fully vested at November 12, 1999 and at that time he was granted options to acquire 750,000 additional shares (250,000 shares exercisable at $0.50 and immediately vested; 250,000 shares exercisable at $0.55 which vested on November 12, 2000; and 250,000 shares exercisable at $0.75 which vested on November 12, 2001). In addition, 168,628 Performance Shares held by Mr. Gershick, the former Chairman directly and the 674,516 Performance Shares, then in escrow, were reallocated to Mr. Mandell. During 2000, Mr. Mandell declined ownership in the 168,628 Performance Shares released in 2000.

      In connection with the negotiation of the first extension to his employment agreement, Mr. Mandell declined the January 2001 Options as well as the 252,944 Performance Shares eligible for release from escrow in 2001, the 250,000 options exercisable at $0.75 a share and the 250,000 options exercisable at $1.00 (granted prior to the date on which he became CEO). He was allocated 425,000 Performance Shares, which were placed in escrow and eligible for release effective June 22, 2002 and was entitled to a grant of 500,000 options if he was still employed at the date of the 2002 Annual Meeting. The options were granted on June 14, 2002, the date of the Annual Meeting and exercisable at $0.12, the market price on that date. In addition to the allocation of options and Performance Shares, his severance payments in the event of a change of control transaction, were extended from six (6) months to one (1) year, which in 2003, would be $214,200 plus any bonus granted to him and a continuation of employee benefits.

      In connection with the second extension of his employment agreement dated November 12, 2003, Mr. Mandell was granted options to purchase 250,000 common shares at the then market price of $0.05, with full vesting. These options replaced a like quantity of options that expired without exercise in March and November 2003.

      In December 2002, Mr. Mandell was granted a bonus of $20,000 on account of his contribution in 2002. The bonus was paid in 2003. No bonus was granted in 2003.

Certain Relationship and Related Transactions

      Except as described in “Employment Agreements” above, during 2003, the Company was not a party to any transaction in which the amount involved exceeded $60,000 and in which any Director, executive officer, nominee for Director, security holder of more than five percent (5%) of the Company’s voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Compliance with Section 16(a) of the Exchange Act

      Under the Exchange Act, the Company’s Directors, certain executive and other officers, and any person holding more than ten percent (10%) of the Company’s Common Stock are required to report their ownership and any changes in that ownership to the Securities and Exchange Commission (the “Commission”) and any exchange or quotation system on which the Common Stock is listed or quoted. Copies of these reports must also be furnished to us. Based solely on a review of the copies of reports furnished to the Company as filed with the Commission, the Company is informed that Mr. Stephen Desper, a Director of the Company until June 2003, was late in reporting transactions which occurred in February and March of 2002 and, to the Company’s knowledge, has not filed a Form 4 in connection with his resignation as a Director of the Company. The Company believes that its remaining executive officers and directors have complied with the filing requirements applicable to them for the year ended December 31, 2003.

Annual Report

      The Company has previously forwarded to each stockholder who so requested in writing a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission and the quarterly reports for the interim periods in 2003. Requests for additional copies of these reports should be sent to the Company at 1754 Technology Drive, Suite 125, San Jose, California 95110; Attention: Investor Relations.

Stockholder Proposals

      In the event that a stockholder wishes to submit a proposal for consideration of the Company at the 2005 Annual Meeting of Stockholders in conformity with current Securities and Exchange Commission proxy regulations, any such proposal must be received by the Secretary of the Company no later than February 12, 2005 in order for it to be included in the proxy statement for such Annual Meeting. If a stockholder intends to present a proposal at the 2005 Annual Meeting, but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal at or by April 12, 2005.

Other Business

      Farber & Hass LLP was selected as the Company’s independent accountants for the fiscal year ended December 31, 2003 and has been selected as the Company’s auditors for the current fiscal year. Representatives of Farber & Hass LLP are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to the appropriate questions from shareholders.

      The Board of Directors does not know of any business to be presented at the Annual Meeting other than the matters set forth above, but if other matters came before the Annual Meeting, it is the intention of the proxies to vote in accordance with their best judgment on such matters.

By Order of the Board

HENRY R. MANDELL
Chairman and Chief Executive Officer

DATED: April 23, 2004

APPENDIX A

SPATIALIZER AUDIO LABORATORIES, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

      The Board of Directors (the “Board”) of Spatializer Audio Laboratories, Inc. (the “Company”) has oversight responsibilities to, among other things, promote an environment in which the Company maintains adequate systems of internal control, presents reliable financial information and complies with applicable laws, regulations and Company policies. To assist the Board in fulfilling certain of those oversight responsibilities, the Board has established an Audit Committee. The following sets forth certain guidelines and requirements with respect to the Audit Committee and its responsibilities.

I.     AUTHORITY OF THE AUDIT COMMITTEE

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall be given unrestricted access to Company personnel and documents and to the Company’s independent accountants.

II.     MEMBERSHIP

      The Audit Committee shall consist of at least two Directors or such additional number as the Board or the Audit Committee may determine. The Audit Committee shall not have less than two directors without prior approval of the Board. In the event that the Audit Committee has less than two Directors thereon due to the resignation, death or removal of a Director or other similar event, the Board shall appoint promptly another member thereto.

III.     GENERAL RESPONSIBILITIES

      A.     Matters relating to Annual Audit and Quarterly Financial Reports. The Audit Committee shall recommend to the Board the appointment of the independent accountants, which firm shall be accountable to the Audit Committee and the Board, and the fees to be paid to the accountants. The Audit Committee shall meet with the Company’s independent accountants prior to the audit to review the planning and staffing of the audit. In connection with the audit, the Audit Committee will review with management and the independent accountants any material financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements. Following the completion of the audit, the Audit Committee shall meet with the independent accountants to review with the independent accountants any problems or difficulties the accountants may have encountered in connection with the audit, the adequacy of the internal accounting controls, the financial and accounting personnel and any management letter provided by the independent accountants and the Company’s response to that letter. The Audit Committee shall discuss with the independent accountants any matters that are required to be discussed under applicable rules, including without limitation those matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      The Audit Committee shall also provide to the Company’s independent accountants copies of the quarterly financial statements for review in accordance with the rules of the Securities and Exchange Commission.

      B.     Matters Relating to Internal Controls. The Audit Committee shall review with management the adequacy of internal controls that could materially affect the Company’s financial statements. Additionally,

A-1

the Audit Committee shall inquire of management and the independent accountants about material financial risk exposures and review the steps management has taken to monitor and control such exposures.

      C.     Matters relating to Auditor Independence. The Audit Committee shall review periodic written reports from the independent accountants regarding the independent accountants’ independence, discuss such reports with the independent accountants, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself as to the independence of the independent accountants.

      D.     Miscellaneous Matters. The Audit Committee shall review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management and evaluate together with the Board the performance of the independent accountants. If so determined by the Audit Committee, it shall recommend that the Board replace the independent accountants. The Audit Committee shall prepare such reports as may be required by the rules of the Securities and Exchange Commission to be included in the Company’s Annual Proxy Statement.

IV. MEETINGS OF THE AUDIT COMMITTEE

      The Audit Committee shall meet such number of times in each fiscal year of the Company as the Audit Committee believes are reasonable or necessary. The Audit Committee shall maintain minutes or other records of those meetings and its activities.

      This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the above-described responsibilities and to perform such other actions as applicable law, the Company’s charter documents and/or the Board may require. To that end, the Audit Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board for its approval.

A-2

PROXY	PROXY

SPATIALIZER AUDIO LABORATORIES, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 25, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Henry R. Mandell as proxy and attorney-in-fact of the undersigned, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Spatializer Audio Laboratories, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, June 25, 2004 at 1:30 p.m. at the Company’s Executive Office, located at the J.D. Power Building, 2625 Hampshire Road, Suite 330 in Westlake Village, California 91361, and at any adjournments or postponements thereof.

(Continued on reverse side)

FOLD AND DETACH HERE

For planning purposes, please indicate if you plan to attend the Annual Meeting:	YES	NO

SPATIALIZER AUDIO LABORATORIES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote FOR the nominee listed in Proposal 1.

PROPOSAL 1:	FOR	WITHHOLD

To elect Gilbert N. Segel as a Director of the Company to serve until the Annual Meeting of Stockholders to be held in 2006.	☐	☐

	FOR	WITHHOLD

To elect James D. Pace as a Director of the Company to serve until the Annual Meeting of Stockholders to be held in 2007.	☐	☐

PROPOSAL 2:	FOR	WITHHOLD

To ratify the selection of Farber & Hass LLP as independent auditors of the Company for its fiscal year ending December 31, 2004	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE: Please sign exactly as your name appears herein. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

Signature

(Stockholder(s) sign above)

Dated:                                                                                                                                                                                                               , 2004

PLEASE RETURN PROMPTLY IN ENCLOSED ENVELOPE WHICH
REQUIRES NO POSTAGE IF MAILED IN THE U.S.

X FOLD AND DETACH HERE X